MODIFICATION NUMBER TWO TO MASTER LOAN AGREEMENT

THIS MODIFICATION NUMBER TWO TO MASTER LOAN AGREEMENT (the
“Agreement”), dated as of March 31, 2014 by and between DT-WF SPE I, LLC, a Delaware limited liability company (“Borrower”) and WELLS FARGO BANK, N.A., a national banking association (together with its successors and assigns, “Lender”).

RECITALS

A.Lender is the holder of certain Notes, as modified from time to time, executed and delivered by Borrower.

B.Lender is the holder of certain other loan documents, including without limitation, a Master Loan Agreement, dated as of April 24, 2012, as modified from time to time, between Lender and Borrower (the “Loan Agreement”).

C.Borrower and Lender have agreed to modify certain terms of the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Borrower and Lender, agree as follows:

AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoices sent to Borrower with respect to the Obligations under each Note is correct.

DEFINITIONS. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

MODIFICATIONS.

1.Section 1.1 “Defined Terms” of the Loan Agreement is hereby amended as follows:

(a)The definition of “2011 Inventory Loan Facility” is hereby deleted in its entirety and the following new definition of “2011 Inventory Loan Facility” is hereby substituted in lieu thereof:

“2011 Inventory Loan Facility: that certain inventory loan facility evidenced in part by that Fourth Amended and Restated Loan and Security Agreement, dated as of October 28, 2011, by and among DTAG, DriveTime Sales, Car Sales, DriveTime Ohio Company, LLC, Carvana, LLC and Driver’s Seat, LLC, as borrowers, and Wells Fargo Bank, N.A., as lender and as Agent for the lender, as modified, renewed or extended from time to time and that certain Guaranty and Security Agreement, dated as of October 28, 2011, by and among DTAC, DTCC, and DT Jet Leasing, LLC, as guarantors, and Wells Fargo Bank, N.A., as Agent for the lenders.”

(b)	The following new definition of “Adjusted Debt” is hereby added thereto:

“Adjusted Debt: as of any Quarterly Measurement Date with respect to the DT Entities On A Consolidated Basis, (a) Total Liabilities as reported on the Compliance Certificate for such quarter, with Total Liabilities determined in the manner consistent with the determination of Total Liabilities for the most recent DT Financial Report (‘Total Liabilities’), minus (b) the sum of (i) all Deferred Revenue as reported on the Compliance Certificate for such quarter, with Deferred Revenue determined in the manner consistent with the determination of Deferred Revenue for the most recent DT Financial Report (‘Deferred Revenue’), and (ii) all Investments Held in Trust and as reported on the Compliance Certificate for such quarter, with Investments Held in Trust and Restricted Cash (excluding, to the extent included therein, Restricted Cash and Investments Held in Trust related to insurance products or subsidiaries) in the manner consistent with the determination of Investments Held in Trust and certain Restricted Cash (excluding, to the extent included therein, Restricted Cash and Investments Held in Trust related to insurance products or subsidiaries) for the most recent DT Financial Report.”

(c)	The following new definition of “DT Financial Report” is hereby added thereto:

“DT Financial Report: Annual Report on Form 10-K made by DTAG with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934.”

(d)	The definition of “Leverage Ratio” is hereby deleted in its entirety.

(e)The following new definition of “Maximum Adjusted Debt to Net Worth Ratio” is hereby added thereto:

“Maximum Adjusted Debt to Net Worth Ratio: as of any Quarterly Measurement Date, the ratio computed by dividing (a) Adjusted Debt as of such date by (b) Net Worth on such date.”

(f)The following new definition of “Maximum Non-Consumer Receivable Adjusted Debt to Net Worth Ratio” is hereby added thereto:

“Maximum Non-Consumer Receivable Adjusted Debt to Net Worth Ratio: as of any Quarterly Measurement Date, the ratio computed by dividing (a) Non- Consumer Receivable Adjusted Debt as of such date by (b) Net Worth on such date.”

(g)The definition of “Net Equity” is hereby deleted in its entirety and the following new definition of “Net Equity” is hereby substituted in lieu thereof:

“Net Equity: the excess of the book value of the assets of the DT Entities On A Consolidated Basis over the book value of the liabilities of the DT Entities On A Consolidated Basis (excluding the aggregate amount of Approved Indebtedness at such time) in each case determined in accordance with GAAP.”

(h)The following new definition of “Non-Consumer Receivable Adjusted Debt” is hereby added thereto:

“Non-Consumer Receivable Adjusted Debt: as of any Quarterly Measurement Date with respect to the DT Entities On A Consolidated Basis, (a) Total Liabilities, minus (b) the sum of (i) Deferred Revenue, (ii) all Portfolio Term Financings as reported on the Compliance Certificate for such quarter, with Portfolio Term Financings determined in the manner consistent with the determination of Portfolio Term Financings, including, without limitation, to the extent reported as part thereof, Securitizations, Term Residual Facilities, Bank Term Financings, and other term financing facilities, in each case, for the most recent DT Financial Report, and (iii) all Portfolio Warehouse Facilities as reported on the Compliance Certificate for such quarter, with Portfolio Warehouse Facilities determined in the manner consistent with the determination of Portfolio Warehouse Facilities and other revolving financing facilities to the extent included within the calculation of Portfolio Warehouse Facilities, in each case, for the most recent DT Financial Report.”

2.Section 5.7.1 of the Loan Agreement is hereby deleted in its entirety and the following new Section 5.7.1 is hereby substituted in lieu thereof:

“5.7.1 The Maximum Adjusted Debt to Net Worth Ratio, as of any Quarterly Measurement Date, shall be not greater than 5.0 to 1.0.”

3.The Loan Agreement is hereby amended by adding the following new Section 5.7.5 thereto:

“5.7.5 The Maximum Non-Consumer Receivables Adjusted Debt to Net Worth Ratio, as of any Quarterly Measurement Date, shall be not greater than 2.0 to 1.0.”

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Notes, the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no Event of Default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.
COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any Collateral since the Collateral was originally pledged. Borrower acknowledges and confirms that the Lender has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower’s Obligations, including any modification of the Notes or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Jurisdiction as originally provided in the Loan Documents, without reference to the Jurisdiction’s conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (A “DISPUTE”) THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (A) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (B) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION,
MEDIATION, JUDICIALLY OR OTHERWISE. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED
ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO AND ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Modification Number Two to Master Loan Agreement to be duly executed under seal as of the day and year first above written.

DT-WF SPE I, LLC

By: DRIVETIME CAR SALES COMPANY, LLC,
its Manager

By:_/s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

Accepted in Winston-Salem, North Carolina

WELLS FARGO BANK, N.A.

By:_/s/ Chad McNeill
Name: Chad McNeill
Title: Vice President